SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549



                                 FORM 8-K


                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


    Date of Report (Date of Earliest Event Reported): October 16, 1995



                       Montgomery Ward Holding Corp.
          (Exact name of registrant as specified in its charter)



          Delaware                     0-17540            36-3571585
(State or other jurisdiction   (Commission File Number)  (IRS Employer
      of incorporation)                                  Identification
                                                             Number)



       Montgomery Ward Plaza, Chicago, Illinois     60671
       (Address of principal executive offices)  (Zip Code)


    Registrant's telephone number, including area code:  (312) 467-2000


       (Former name or former address, if changed since last report)


                          Exhibit Index at Page 4
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Item 5.  Other Information

    On October 16, 1995, Montgomery Ward Holding Corp. (the "Company") and Levitz Furniture Incorporated ("Levitz") announced that the Company and Levitz had terminated discussions regarding a proposed purchase by the Company or Montgomery Ward & Co., Incorporated, a wholly-owned subsidiary of the Company, of shares of newly issued common stock, $0.01 par value, of Levitz, and the proposed receipt of warrants to purchase additional shares of common stock of Levitz, each as described in more detail in the Current Report on Form 8-K filed by the Company for an event occurring September 4, 1995.

    On October 16, 1995, the Company and Levitz jointly issued a press release (the "Press Release") with respect to the foregoing.

    The Press Release is attached as Exhibit 1 hereto, and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to such Exhibit.

Item 6.  Exhibit

    1.   Press Release issued jointly by Montgomery Ward & Co.,
         Incorporated and Levitz Furniture Incorporated, on October 16,
         1995.

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                                SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the issuer has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MONTGOMERY WARD HOLDING CORP.

October 18, 1995
                                  By:  /s/ John L. Workman
                                           John L. Workman
                                       Executive Vice President,
                                       Chief Financial Officer
                                       and Assistant Secretary

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                               EXHIBIT INDEX



Exhibit No.        Description                                     Page No.

1.            Press Release issued jointly by Montgomery
              Ward & Co., Incorporated and Levitz
              Furniture Incorporated on October 16,
              1995.